Exhibit 10.1

LIMITED WAIVER

THIS LIMITED WAIVER (this “Waiver”) dated as of August 30, 2018, among YUMA ENERGY, INC., a Delaware corporation (“Yuma Energy”), YUMA EXPLORATION AND PRODUCTION COMPANY, INC., a Delaware corporation, PYRAMID OIL LLC, a California limited liability company, and DAVIS PETROLEUM CORP., a Delaware corporation (“Davis”, and together with Yuma Energy, Yuma Exploration and Production Company, Inc., and Pyramid Oil LLC, the “Borrowers”, and each a “Borrower”), the Guarantors existing on the date hereof, the undersigned Lenders party to the Credit Agreement (the “Lenders”) and SOCIÉTÉ GÉNÉRALE, in its capacity as Administrative Agent (the “Administrative Agent”).

RECITALS

A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 26, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

B. Yuma Energy, in its capacity as the Borrowing Agent, has delivered the Administrative Agent and the Lenders under the Credit Agreement the Borrowers’ Compliance Certificate dated as of August 29, 2018, with respect to the fiscal quarter ended June 30, 2018, demonstrating that Yuma Energy and its Subsidiaries failed to comply with certain financial ratios required pursuant to Section 6.1 of the Credit Agreement for the fiscal quarter ended June 30, 2018.

C. The Borrowers have requested that the Lenders waive any breaches under the Credit Agreement resulting from such non-compliance, and, subject to the conditions precedent set forth herein, the parties hereto have agreed to waive any such breaches as set forth herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Credit Agreement, as amended by this Waiver, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Waiver.

2. Limited Waiver.

A. At the request of the Borrowers, and in reliance on the accuracy of the information certified by the Borrowers in the Compliance Certificate dated August 29, 2018, the Administrative Agent and the Lenders hereby waive the non-compliance by the Borrowers with the financial ratios specified in clauses (a), (b) and (c) of Section 6.1 of the Credit Agreement as of the last day of the fiscal quarter ended June 30, 2018, or for the four fiscal quarter period ended June 30, 2018, as applicable.

B. The post-default rate of interest, which would otherwise apply as a result of the breach described in the foregoing clause (A) of this Section 2 to the aggregate outstanding amount of all Loans outstanding for the period from June 30, 2018 until (but not including) the date hereof, is hereby waived; provided that the waiver of the post-default rate of interest herein shall apply only to the Events of Default waived herein and not to any other Event of Default now existing or that may hereafter occur.

The waiver in this Section 2 is effective only in respect of the matters and for the time periods expressly set forth in this Section 2 and not for any other period and, except as expressly set forth in this Waiver, no other waivers are intended or made by this Waiver. No failure or delay on the part of the Administrative Agent, any Lender, the Issuing Bank or the holder of any Note in exercising any power or right under the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No waiver or approval by the Administrative Agent, any Lender, the Issuing Bank or the holder of any Note under this Waiver, the Credit Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to any subsequent transaction or any Default or Event of Default under any Loan Document.

3. Conditions Precedent. This Waiver shall become effective (the “Waiver Effective Date”) upon each of the following conditions being satisfied:

A. Waiver to Credit Agreement. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Waiver duly and validly executed and delivered by duly authorized officers of the Borrowers, the Guarantors, the Administrative Agent and each Lender.

B. Representations and Warranties; No Defaults. Each Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Waiver, each Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) all representations and warranties contained herein or in the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Waiver Effective Date and (ii) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

4. Certain Representations. Each Borrower represents and warrants that, as of the Waiver Effective Date: (A) each Borrower has full power and authority to execute this Waiver and the other documents executed in connection herewith and this Waiver and such other documents constitute the legal, valid and binding obligation of each Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (B) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by each Borrower thereof. In addition, each Borrower represents that after giving effect to this Waiver all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Waiver Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

5. Agreement Regarding Redetermination of the Borrowing Base in September 2018. The parties hereto agree that the Borrowing Base redetermination that was contemplated by that certain Waiver and Third Amendment to Credit Agreement dated as of July 31, 2018, to occur on or about August 15, 2018, shall be, and hereby is, postponed until on or about September 15, 2018 (the “September 2018 Redetermination”), whereupon the Borrowing Base shall be redetermined based on the Engineering Reports most recently provided by the Borrowing Agent to the Administrative Agent and the Lenders, as well as any additional reports, data, or supplemental information reasonably requested by the Required Lenders. Each of the Borrowers, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree and acknowledge that the September 2018 Redetermination shall not constitute an Interim Redetermination (or a Scheduled Redetermination).

6. No Further Amendments or Waivers. Except as amended or waived hereby, the Credit Agreement and the Loan Documents shall remain unchanged and all provisions shall remain fully effective between the parties.

7. Acknowledgments and Agreements. Each Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their respective terms, and each Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Each Borrower, the Administrative Agent and each Lender do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the Loan Documents and acknowledge and agree that the Credit Agreement, as amended hereby, and the Loan Documents are and remain in full force and effect. Each Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Waiver. Any breach of any representations, warranties and covenants under this Waiver shall be an Event of Default under the Credit Agreement.

8. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (A) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents (other than the waiver provided for in Section 2 of this Waiver), or (B) to prejudice any right or rights that the Administrative Agent now has or may have in the future under or in connection with the Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Waiver shall constitute a Loan Document for all purposes.

9. Release of Administrative Agent, Issuing Bank and Lenders; Etc. In consideration of the amendments and waivers set forth in this Waiver, each of the Borrowers and the Guarantors hereby releases, acquits, forever discharges, and covenants not to sue, the Administrative Agent, the Issuing Bank and each Lender, along with all of their respective beneficiaries, officers, directors, shareholders, agents, employees, servants, attorneys, accountants, consultants, affiliates, owners and representatives, as well as their respective heirs, executors, legal representatives, administrators, predecessors in interest, successors and assigns (each individually, a “Released Party” and collectively, the “Released Parties”) from any and all claims, demands, damages, costs, expenses, debts, liabilities, contracts, agreements, obligations, accounts, defenses, suits, offsets against the indebtedness evidenced by the Loan Documents, actions, causes of action or claims for damages or relief of whatever kind or nature, whether equitable or monetary, whether known or unknown, fixed, contingent or conditional, at law or in equity, suspected or unsuspected by any Borrower which any Borrower, any Guarantor or any Subsidiary of any of them, has, had or may have against any Released Party, for or by reason of any matter, cause or thing whatsoever occurring on, or at any time prior to, the date of this Waiver, including, without limitation, any matter that relates to, in whole or in part, directly or indirectly (a) the Credit Agreement, any Note, any Security Document, any other Loan Document or the transactions evidenced thereby, including, without limitation, any disbursements under the Credit Agreement, any Notes, the negotiation of any of the Credit Agreement, the Notes, the Mortgages, the Hazardous Materials Undertaking and Indemnity or the other Loan Documents, the terms thereof, or the approval, administration or servicing thereof, or (b) any notice of default, event of default in reference to any Loan Document or any other matter pertaining to the collection or enforcement by any Released Party of the indebtedness evidenced by any Loan Document or any right or remedy under any Loan Document, or (c) any purported oral agreements or understandings by and between any Released Party and any Borrower or any Guarantor in reference to any Loan Document.

10. Confirmation of Security. Each Borrower hereby confirms and agrees that all of the Security Documents, as may be amended in accordance herewith, that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Credit Agreement as modified by this Waiver.

11. Counterparts. This Waiver may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Waiver, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

12. Incorporation of Certain Provisions by Reference. The provisions of Section 9.9 of the Credit Agreement captioned “Governing Law; Jurisdiction; Waiver of Venue; Service of Process” are incorporated herein by reference for all purposes.

13. Entirety, Etc. This Waiver and all of the other Loan Documents embody the entire agreement between the parties. THIS WAIVER AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Waiver to be effective as of the date and year first above written.

BORROWERS

YUMA ENERGY, INC.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: Chief Executive Officer

YUMA EXPLORATION AND PRODUCTION COMPANY, INC.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: Chief Executive Officer

PYRAMID OIL LLC

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: Chief Executive Officer

DAVIS PETROLEUM CORP.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: Chief Executive Officer

Signature Page to Limited Waiver

ADMINISTRATIVE AGENT
AND LENDER:

SOCIÉTÉ GÉNÉRALE

By: /s/ Elena Robciuc
Name: Elena Robciuc
Title: Managing Director

LENDER:

CIT BANK, N.A.

By: /s/ John S. Yusi, III
Name: John S. Yusi, III
Title: Senior Vice President

LENDER:

LEGACYTEXAS BANK

By: /s/ Christopher S. Parada
Name: Christopher S. Parada
Title: Managing Director

Signature Page to Limited Waiver

THE GUARANTORS HEREBY CONSENT TO THE EXECUTION, DELIVERY AND PERFORMANCE OF THE TERMS OF THIS WAIVER BY THE BORROWERS.

THE YUMA COMPANIES, INC.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: Chief Executive Officer

DAVIS PETROLEUM ACQUISITION CORP.

By: /s/ Sam L. Banks
Name: Sam L. Banks
Title: Chief Executive Officer

Signature Page to Limited Waiver